HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated December 21, 2011 to your Prospectus

FUND NAME CHANGE

FROST CORE GROWTH EQUITY FUND – CLASS A

Effective immediately, the following name change is made to your Prospectus:

Old Name	New Name
Frost Core Growth Equity Fund - Class A	Frost Growth Equity Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.